SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Chief Accounting Officer

On March 7, 2023, the Board of Directors (the “Board”) of Waste Management, Inc. (the “Company”) elected Mr. John A. Carroll to succeed Ms. Leslie K. Nagy as Vice President and Chief Accounting Officer. The Board elected Ms. Nagy to succeed Mr. David L. Reed as Vice President and Treasurer. Mr. Reed is now serving as Vice President, Business Partner – Western Tier Field Operations.

Mr. Carroll, age 50, joined the Company in 2018 as Vice President, Internal Audit & Controls. Mr. Carroll was previously employed as Director of Internal Audit at Newfield Exploration. Mr. Carroll began his career at Arthur Andersen, a public accounting firm, in Houston, Texas. Mr. Carroll earned a Master of Science degree in accounting from Louisiana State University, and he is a certified public accountant licensed in Texas.

In connection with his election as Chief Accounting Officer and designation as an executive officer of the Company, Mr. Carroll’s annual base salary was increased to $330,400. Mr. Carroll’s additional cash and equity incentive compensation opportunities were not modified.

There were no understandings or arrangements between Mr. Carroll and any other person pursuant to which he was elected as an officer of the Company. There are no family relationships between Mr. Carroll and any director or executive officer of the Company, and there are no transactions between Mr. Carroll and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Grant of Equity Awards to Named Executive Officers

On March 7, 2023, the Management Development and Compensation Committee (the “Committee”) of the Board granted equity awards under the Company’s 2014 Stock Incentive Plan to each of the Company’s named executive officers, as identified in the Company’s most recent proxy statement (collectively, the “Executives”).

Each of the Executives, which includes James C. Fish, Jr., President and Chief Executive Officer; John J. Morris, Jr., Executive Vice President and Chief Operating Officer; Devina A. Rankin, Executive Vice President and Chief Financial Officer; Mr. Charles C. Boettcher, Executive Vice President, Corporate Development and Chief Legal Officer and Ms. Tara J. Hemmer, Senior Vice President and Chief Sustainability Officer, received performance share units (“PSUs”) and stock options. The number of PSUs granted to each of the Executives is as follows: Mr. Fish — 51,316; Mr. Morris — 14,210; Ms. Rankin — 12,106; Mr. Boettcher — 8,948 and Ms. Hemmer — 9,474. The material terms of the PSUs are described below.

PSUs
Performance Calculation Date (“PCD”)	As of December 31, 2025; award (if any) paid out after certification by the Committee of actual level of achievement (“payment date”).

Performance Measure	50% of the PSUs will have a cash flow generation performance measure, and 50% of the PSUs will have a total shareholder return relative to the S&P 500 performance measure, in each case as set forth in the award agreement filed as Exhibit 10.1 hereto.

Range of Possible Awards	0 — 200% of targeted amount, plus accrued dividend equivalents, based on actual results achieved.

Termination of Employment Death or Disability before PCD	Payable in full on payment date based on actual results as if participant had remained an active employee through PCD.

Involuntary Termination for Cause or Voluntary Resignation before PCD	Immediate forfeiture.

Involuntary Termination other than for Cause before PCD Retirement (as defined in the award agreement) before PCD

Payable on payment date based on actual results, prorated based on portion of performance period completed prior to termination of employment.

If Retirement occurs on or after December 31, 2023, payable in full on payment date based on actual results as if participant had remained an active employee through PCD. If Retirement occurs before December 31, 2023, payable on payment date based on actual results, prorated based on the number of days worked during 2023 (the first year of the performance period) divided by 365.

Change in Control before PCD

Performance measured prior to the change in control and paid on prorated basis on actual results achieved up to such date. Thereafter, participant also generally receives a replacement award of restricted stock units in the successor entity generally equal to the number of PSUs that would have been earned had no change in control occurred and target performance levels had been met from the time of the change of control through December 31, 2025, adjusted for any conversion factors in the change in control transaction. The new restricted stock units in the successor entity would vest on December 31, 2025.

The Committee granted stock options to the Executives to purchase the following number of shares of the Company’s common stock: Mr. Fish — 59,415; Mr. Morris — 16,453; Ms. Rankin — 14,016; Mr. Boettcher – 10,360 and Ms. Hemmer – 10,969. The material terms of the stock options are described below.

Stock Options
Vesting Schedule	34% on first anniversary; 33% on second anniversary; and 33% on third anniversary.

Term	10 years from date of grant.

Exercise Price	Fair Market Value on date of grant - $150.115 .

Termination of Employment

Death or Disability	All options immediately vest and remain exercisable for one year, but in no event later than the original term.

Qualifying Retirement	Continued vesting and exercisability for three years, but in no event later than the original term.

Involuntary Termination other than for Cause or Voluntary Resignation	All vested options remain exercisable for 90 days, but in no event later than the original term.

Involuntary Termination for Cause	All options are forfeited, whether or not exercisable.
Involuntary Termination or Resignation for Good Reason following a Change in Control	All options immediately vest and remain exercisable for three years, but in no event later than the original term.

The form of award agreement for the PSUs and stock options granted to the Executives is filed as Exhibit 10.1 to this report. The descriptions of the material terms of the awards are qualified in their entirety by reference to the appropriate award agreement, incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1	Form of 2023 Long Term Incentive Compensation Award Agreement for Senior Leadership Team

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: March 9, 2023	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer